ADDITIONAL  AGREEMENT  TO  LEASE  CONTRACT  NO.  69/2000

between Research and Development Centre, FEZ Witten GmbH, Alfred-Herrhausen-Str. 44, 58455 Witten

and

GlukoMediTech  AG  Witten,  Alfred-Herrhausen-Str.  44,  58455  Witten

concerning  the  lease  of  additional  rooms.

                          1 - SUBJECT MATTER OF CONTRACT

From 01 JUNE 2000 on, there are let the following rooms on the basement of Building Part A numbered U 4, 5, 6, 7 and 8 with a main floor space of 99.76 sq.m. as well as a share of ancillary floor space and circulation area of 24.94 sq.m., i.e. an overall leased area of 124.70 sq.m. The annexed site plan becomes an integral part of the Lease Contract.

                           2 - RENT AND ANCILLARY COSTS

The  basic  net  rent  for  the  above-mentioned  leased  rooms  amounts  to:
          DM  10.00  x  124.70  sq.m.  =     DM  1,247.00
plus  advance  on  operating  and  ancillary  costs:
          DM   5.50  x  124.70  sq.m.  =     DM    685.85
                                             ------------
Total  rent                                  DM  1,932.85
plus  VAT  of  presently  16  %              DM    309.26
                                             ------------
Total  rent                                  DM  2,242.11

                               3 - SECURITY PAYMENT

The security to be provided can also be provided in the form of a declaration of suretyship by a bank or savings bank; it is increased by DM 2,500.00 and is due and payable before commencing the lease.

                             4 - FURTHER STIPULATIONS

All of the other provisions of the Lease Contract No. 69/00 shall remain completely in force. The parties undertake to attach this Additional Agreement firmly to their respective copy of the Lease Contract and otherwise not plead non-adherence to the written form.


Witten,  07  June  2000
/signature/            /signature/
FEZ  Witten  GmbH     GlukoMediTech  AG